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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                                  ASTON FUNDS
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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
                          [ASTON ASSET MANAGEMENT LOGO]

                           ASTON/TAMRO SMALL CAP FUND

                            - URGENT THIRD REQUEST -

                                  URGENT PROXY
                                      NEWS

                               PLEASE VOTE TODAY!


Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the Aston/TAMRO Small Cap Fund. This meeting is scheduled for June 28, 2007 at 9:00 a.m. Eastern time at the offices of PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581. To date, our records indicate that we have not received your voting instructions.

After careful consideration, the Board of Trustees recommends that shareholders vote "FOR" the proposal. Your vote is important no matter how many shares you own. WE URGE YOU TO ACT PROMPTLY IN ORDER TO ALLOW US TO OBTAIN A SUFFICIENT NUMBER OF VOTES AND AVOID THE COST OF ADDITIONAL SOLICITATION.

If you should have any questions regarding the proposal, or require duplicate proxy materials, please contact Computershare Fund Services at 866-525-2778. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m.

For your convenience, please utilize any of the following methods to submit your vote:

1. BY PHONE.

Please call Computershare Fund Services toll-free at 866-525-2778. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy card available.

2. BY INTERNET.

Visit HTTP://VOTE.PROXY-DIRECT.COM and follow the simple on-screen instructions.

3. BY TOUCH-TONE PHONE.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4. BY MAIL.

Simply execute and return the enclosed proxy card in the envelope provided. However, please try to utilize one of the three options above to register your vote, so it may be received in time for the meeting.

IF YOU HAVE ALREADY VOTED BY UTILIZING ONE OF THESE METHODS, THEN YOU DO NOT NEED TO TAKE ANY ACTION.

                      WE NEED YOUR HELP. PLEASE VOTE TODAY!


                                                                      R2REGASTON

                          [ASTON ASSET MANAGEMENT LOGO]

                           ASTON/TAMRO SMALL CAP FUND

                            - URGENT THIRD REQUEST -

                                  URGENT PROXY
                                      NEWS

                               PLEASE VOTE TODAY!


Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the Aston/TAMRO Small Cap Fund. This meeting is scheduled for June 28, 2007 at 9:00 a.m. Eastern time at the offices of PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581. To date, our records indicate that we have not received your voting instructions.

After careful consideration, the Board of Trustees recommends that shareholders vote "FOR" the proposal. Your vote is important no matter how many shares you own. WE URGE YOU TO ACT PROMPTLY IN ORDER TO ALLOW US TO OBTAIN A SUFFICIENT NUMBER OF VOTES AND AVOID THE COST OF ADDITIONAL SOLICITATION.

If you should have any questions regarding the proposal, or require duplicate proxy materials, please contact Computershare Fund Services at 866-525-2778. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m.

For your convenience, please utilize any of the following methods to submit your vote:

1. BY INTERNET.

Visit WWW.PROXYVOTE.COM and follow the simple on-screen instructions.

2. BY TOUCH-TONE PHONE.

Dial the toll-free number found on your proxy card and follow the simple instructions.

3. BY MAIL.

Simply execute and return the enclosed proxy card in the envelope provided. However, please try to utilize one of the two options above to register your vote, so it may be received in time for the meeting.

IF YOU HAVE ALREADY VOTED BY UTILIZING ONE OF THESE METHODS, THEN YOU DO NOT NEED TO TAKE ANY ACTION.

                      WE NEED YOUR HELP. PLEASE VOTE TODAY!

                                                                  R2OBONOBOASTON